19

                           EXHIBIT 99

                        INDEX OF EXHIBITS
                    INCLUDED HERIN, FORM 10-Q
                        FEBRUARY 28, 1997
                                                     SEQUENTIAL
EXHIBIT                                                 PAGE
NUMBER              DESCRIPTION                        NUMBER
-----------------------------------------------------------------

10(j) Amendment dated February 28, 1997 to Note Agreement
     between the Company and Sun Trust of Georgia.
     Incorporated by reference to the Company's Form 10-K
     for fiscal year ended June 2, 1995.                    13-16

11    Statement re computation of per share earnings        17

27    Financial Data Schedule                               18